Exhibit 10.4

First Amendment to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan

WHEREAS, GROUP 1 AUTOMOTIVE, INC. (the “Company”) has heretofore adopted the GROUP 1 AUTOMOTIVE, INC. 2014 LONG TERM INCENTIVE PLAN (the “Plan”); and

WHEREAS, the Company desires to amend the Plan in certain respects;

NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date the stockholders of the Company approve this amendment (the “Amendment Effective Date”):

1.	Section V(i) of the Plan shall be deleted and replaced with the following:

“(i)	Subject to adjustment in the manner as provided in Subparagraph XII(b), the aggregate maximum number of shares of Common Stock that may be issued or transferred under the Plan shall equal the sum of:

(A)	2,200,000 shares, plus

(B)	the number of shares that remained available for issuance for future award grants under the Prior Plan as of the Effective Date, plus

(C)
the number of shares subject to outstanding awards as of the Effective Date that were granted under the Prior Plan to the extent that any such award lapses or the rights of its holder terminate without all shares of Common Stock underlying such award being issued or transferred to the holder thereof or without any such holder receiving a cash settlement under any such award.”

2.	Clause (A) of Section V(a)(iii) of the Plan shall be deleted and replaced with the following:
“(A) the aggregate maximum number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options may not exceed 2,200,000 shares of Common Stock (subject to adjustment in the manner as provided in Subparagraph XII(b),”

3.	This First Amendment to the Plan shall be effective as of the Amendment Effective Date.

4.	As amended hereby, the Plan is specifically ratified and reaffirmed.

5.	Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meaning given such terms under the Plan.

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed, effective for all purposes as provided above.

GROUP 1 AUTOMOTIVE, INC.

By:	/s/ Darryl M. Burman
Name:	Darryl M. Burman
Title:	Senior Vice President